UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed by Madison Square Garden Entertainment Corp. (“MSG Entertainment” or the “Company”), on May 27, 2021, the first of three complaints was filed in the Court of Chancery of the State of Delaware by purported stockholders of MSG Entertainment arising out of the merger between MSG Entertainment and MSG Networks Inc. (“MSG Networks”). After the three cases were consolidated under the caption In re Madison Square Garden Entertainment Corp. Stockholders Litigation, Consolidated C.A. No. 2021-0468-KSJM (the “Litigation”), a consolidated amended complaint was filed on October 11, 2021 against MSG Entertainment, the MSG Entertainment board of directors, and certain Dolan family stockholders. The complaint, which names the Company as only a nominal defendant, asserts putative derivative claims on behalf of the Company alleging that the members of the board of directors and controlling stockholders of the Company violated their fiduciary duties in the course of negotiating and approving the Agreement and Plan of Merger between MSG Entertainment and MSG Networks and Broadway Sub Inc., a wholly owned subsidiary of MSG Entertainment. Plaintiffs seek, among other relief, an award of damages to the Company including interest, and plaintiffs’ attorneys’ fees.

On March 14, 2023, the parties to the Litigation reached an agreement in principle to settle the Litigation on the terms and conditions set forth in a binding term sheet (the “Term Sheet”), which will be incorporated into a long-form settlement agreement. The Term Sheet provides for, among other things, the final dismissal of the Litigation in exchange for a settlement payment to MSG Entertainment of $85 million, subject to customary reduction for attorneys’ fees and expenses, in an amount to be determined by the Court. The settlement amount will be fully funded by defendants’ insurers. The settlement of the Litigation is subject to the final approval of the Court of Chancery of the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

Date: March 15, 2023	By:	/s/ Jamal Haughton
		Name:	Jamal Haughton
		Title:	Executive Vice President and General Counsel